SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): January 25, 2000
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                   52-1947746
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File No.)                Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                  20701
(Address of Principal Executive                              (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)



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Item 5. Other Events


On January 25, 2000, e.spire Communications, Inc. issued a press release announcing that William R. Huff was named as the Chairman of its Board of Directors. e.spire also announced that Anthony J. Pompliano retired as Chairman and Chief Executive Officer, effective January 21, 2000.

On January 28, 2000, e.spire issued a press release announcing that Randall Muench was appointed as Executive Vice President of Sales and Marketing. e.spire announced that Michael Miller was appointed as President of ACSI Network Technologies, Inc. a subsidiary of e.spire.
Mssrs. Muench and Miller replaced Richard Putt and Douglas
R. Hudson respectively.

Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


 Exhibit Number                                               Reference

(99)     Additional Exhibits

        Press Release dated January 25, 2000                  Exhibit 99.1

        Press Release dated January 28, 2000                  Exhibit 99.2



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       e.spire Communications, Inc.
                                  By:


Date:  January 30, 2000               /s/ Riley M. Murphy
                                      Riley M. Murphy, Executive Vice President
                                      Legal and Regulatory Affairs and Secretary